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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the reference to our firm under the captions "Excerpts" and "Selected Financial Data" and to the use of our report dated July 16, 1998, in the Registration Statement (Form SB-2 No. 33-00000) and the related Prospectus of Optimum Health Services, Inc. for the registration of 1,000,000 rights for its common stock dated July ___, 1998.

                                                         /s/ Ernst & Young LLP



Tampa, Florida
July _, 1998